                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]   Preliminary  Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                               Lenox Bancorp, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                Lori M. Beresford, Muldoon, Murphy & Faucette LLP
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)   Title of each class of securities to which transaction applies:
           ................................................................
      2)   Aggregate number of securities to which transaction applies:
           ................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ................................................................
      4)   Proposed maximum aggregate value of transaction:
           ................................................................

      5)   Total fee paid:

           ................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                               LENOX BANCORP, INC.
                                5255 BEECH STREET
                             ST. BERNARD, OHIO 45217
                                 (513) 242-6900

                                                                  April __, 1999

Fellow Stockholders:

       You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company"), the holding company for Lenox Savings Bank (the "Bank"), which will be held on May 7, 1999, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

      There are three matters to be considered at the Annual Meeting. The Board of Directors of the Company has determined that Proposal 1, the election of the nominees for directors nominated by the Nominating Committee of the Board of Directors and named in the Proxy Statement and Proposal 2, the ratification of the appointment of independent auditors, are in the best interests of the Company and our stockholders and the Board unanimously recommends a vote "FOR" each of these items. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "AGAINST" Proposal 3, the stockholder proposal.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                 Sincerely yours,



                                 Virginia M. Deisch
                                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

                               LENOX BANCORP, INC.
                                5255 BEECH STREET
                             ST. BERNARD, OHIO 45217
                                 (513) 242-6900
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 1999
                       ----------------------------------

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company") will be held on May 7, 1999, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1. The election of three directors for terms of three years each or until their successors are elected and qualified;

      2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of the Company for the fiscal year ending December 31, 1999;

      3. The stockholder proposal, opposed by the Board of Directors, as set forth in this Proxy Statement; and

      4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established April 2, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company, 5255 Beech Street, St. Bernard, Ohio 45217, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                          By Order of the Board of Directors



                                          Diane P. Hunt
                                          SECRETARY

St. Bernard, Ohio
April __, 1999

                               LENOX BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 7, 1999
                             -----------------------

SOLICITATION AND VOTING OF PROXIES

       This Proxy Statement is being furnished to stockholders of Lenox Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 7, 1999 at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio and at any adjournments thereof. The 1998 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1998, accompanies this Proxy Statement, which is first being mailed to recordholders on or about April __, 1999.

      Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NOMINATED BY THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT, "FOR" THE RATIFICATION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND "AGAINST" THE STOCKHOLDER PROPOSAL AS DISCUSSED HEREIN.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Lenox Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on April 2, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 404,668 shares.

      As provided in the Company's Articles of Incorporation, until the expiration of five years from the date of acquisition by the Company of the stock of the Bank, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Articles of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Ohio law and the Company's Code of Regulations, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of Clark, Schaefer, Hackett & Co. as independent auditors of the Company set forth in Proposal 2, and Proposal 3, the stockholder proposal and concerning all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Code of Regulations, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to broker non-votes. Proxies marked "ABSTAIN" as to that matter will have the same effect as votes against the proposal.

      Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank ("Fifth Third"). The Board of Directors has designated Fifth Third to act as inspectors of election and to tabulate the votes at the Annual Meeting. Fifth Third is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                      NAME AND ADDRESS             AMOUNT AND NATURE OF    PERCENT
TITLE OF CLASS      OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    OF CLASS
--------------  ---------------------------------  --------------------   ----------

Common Stock    Lenox Savings Bank Employee Stock         34,054(1)          8.42%
                Ownership Plan ("ESOP")
                5255 Beech Street
                St. Bernard, Ohio 45217

Common Stock    John C. Lame                              31,583(2)          7.80%
                1260 Hayward Avenue
                Cincinnati, Ohio 45208

(1) The ESOP Committee of the Board of Directors administers the ESOP and has appointed an ESOP Trustee. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At April 2, 1999, 10,048 shares have been allocated under the ESOP and 24,006 shares remain unallocated. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Based on the information  filed in a Schedule 13D on February 19, 1999, John
    C. Lame may be deemed the beneficial owner of 31,583 shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      The three nominees proposed by the Board of Directors standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. Neither Gail R. Behymer or Reba St. Clair are being proposed for election pursuant to any agreement or understanding between either of them and the Company. The Bank and the Company have entered into employment agreements with Ms. Deisch, which agreements are more fully detailed in the "Employment Agreements" Section of this Proxy Statement. While the Company is not required to nominate Ms. Deisch for election to the Board of Directors, the terms of her Employment Agreements could be triggered in the event she was not elected to the Board of Directors.


                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The three nominees proposed by the Nominating Committee of the Board of Directors for election at this Annual Meeting are Virginia M. Deisch, Gail R. Behymer and Reba St. Clair.

      In the event that any or all of the Company's nominees are unable to serve or decline to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons it named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR A NOMINEE NOMINATED BY THE NOMINATING COMMITTEE OF THE BOARD OF
DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NOMINATED BY THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES NOMINATED BY THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

      The following table sets forth, as of the Record Date, the names of the nominees nominated by the Nominating Committee of the Board of Directors, continuing directors and Named Executive Officer (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominees nominated by the Nominating Committee of the Board of Directors, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.


                                                                                       SHARES OF
NAME AND PRINCIPAL                                                    EXPIRATION     COMMON STOCK       PERCENT
OCCUPATION AT PRESENT                                       DIRECTOR   OF TERM        BENEFICIALLY         OF
AND FOR PAST FIVE YEARS                               AGE   SINCE(1)  AS DIRECTOR   OWNED(2)(3)(4)(5)   CLASS(6)
-----------------------                               ---   --------  -----------   -----------------   --------
NOMINEES NOMINATED BY THE
NOMINATING COMMITTEE OF THE
BOARD OF DIRECTORS
Virginia M. Deisch...............................      41     1996        2002           9,089           2.24%
Ms. Deisch joined the Bank in 1986 and has served
as President and Chief Executive Officer since
1994 and Executive Managing Officer since 1989.
Ms. Deisch has over 18 years experience in the
banking industry.

Gail R. Behymer..................................      59     1993        2002           3,577             *
Mr. Behymer holds a B.S. in Industrial
Management and an MBA from the University of
Cincinnati.  He worked at Procter & Gamble for 34
years with a background in construction and
facilities management. He held the position of
Operations Manager prior to his retirement.

Reba St. Clair...................................      39     1995        2002           1,532             *
Ms. St. Clair holds a B.A. in Political Science
from Knox College.  She is currently a Finance
Manager at Procter & Gamble.  Ms. St. Clair is
a board member for Leadership Cincinnati, The
Wellness Community, Hamilton County Youth
Conference, Lighthouse Youth Services,
Playhouse in the Park, and the Cincinnati Ballet.

CONTINUING DIRECTORS

Richard C. Harmeyer.............................       59     1993        2000           2,852             *
Mr. Harmeyer has a B.S. in Industrial Management
from the  University  of  Cincinnati.  He worked
at Procter & Gamble for over 35 years in various
line management and human resource management
positions.  Prior to his  retirement he was the
Ivorydale  Area Resource  Manager.  Mr.  Harmeyer
previously  served over 20 years as a Director for
the St.  James Parish  Credit Union holding the
offices of President,  Vice  President and
Secretary.  He has also been a real estate investor
and property manager for 25 years.

Curtis L. Jackson...............................       35     1995        2000           1,057             *
Mr. Jackson holds a B.S. degree in Accounting
from Northern Kentucky University.  He has
worked at Procter & Gamble for over 12 years and
holds the position of Group Manager Regional Cost
Accounting.  Mr. Jackson also served as a Trustee
and Treasurer for the Hamilton Christian Center.



                                        5



                                                                                       SHARES OF
NAME AND PRINCIPAL                                                    EXPIRATION     COMMON STOCK       PERCENT
OCCUPATION AT PRESENT                                       DIRECTOR   OF TERM        BENEFICIALLY         OF
AND FOR PAST FIVE YEARS                               AGE   SINCE(1)  AS DIRECTOR   OWNED(2)(3)(4)(5)   CLASS(6)
-----------------------                               ---   --------  -----------   -----------------   --------

Robert R. Keller................................       58     1987        2000           3,182             *
Mr. Keller retired from Procter & Gamble after 36
years of service.  He was the Manager of Railroad
Services.  Mr. Keller is also a board member of
the Twin Tower Retirement Community Auxiliary.

Henry E. Brown..................................       53     1995        2001           1,995             *
Mr. Brown has a B.S. degree in Civil Engineering
from the University of Missouri-Rolla.  He has
been employed with Procter & Gamble's Central
Engineering Division for 30 years and holds the
position of Director-Product Supply-Engineering.
Mr. Brown is a Trustee of Seven Hills
Neighborhood Association and a Director of the
Greater Cincinnati Metropolitan YMCA.

John C. Lame....................................       41     1998        2001          31,583           7.80%
Mr. Lame is currently a partner with J.C. Bradford
& Co., a financial planning investment advisory
and brokerage firm located in Cincinnati.  Prior
to joining J.C. Bradford in 1997, Mr. Lame served
six years as a vice president with Merrill Lynch.
Mr. Lame also worked at Procter & Gamble as a
finance manager for 12 years from 1979 to 1991.

Stock Ownership of all Directors and                   --      --           --          61,972          15.16%
  Executive Officers as a Group (10 persons)

----------------------------
 *  Does not exceed 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Under the Rules and Regulations prescribed by the Securities and Exchange Commission pursuant to Title I of the Securities Exchange Act of 1934, a beneficial owner of a security includes, among other things, a person who has the right to acquire a security within 60 days.
(3) Includes 341 stock awards granted to each outside director, except Mr. Lame, and 409 and 2,044 stock awards granted to Mr. Harmeyer and Ms. Deisch, respectively, under the Lenox Bancorp, Inc. 1997 Incentive Plan (the "Incentive Plan"). The stock awards granted under the Incentive Plan began vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the stock award. Each participant presently has voting power as to the shares awarded.
(4) Includes 256 options granted to each outside director, except Mr. Lame, and 341 options granted to Mr. Harmeyer and 1,703 shares granted to Ms. Deisch which are currently exercisable and excludes 1,021 shares subject to unexercisable options granted to each outside director, except Mr. Lame, and 1,362 shares subject to unexercisable options granted to Mr. Harmeyer and
    6,810 shares subject to unexercisable options granted to Ms. Deisch under the Incentive Plan. All options granted under the Incentive Plan begin vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the grant.
(5) Includes 426 stock awards and excludes 1,277 shares subject to options granted to Mr. Lame under the Incentive Plan. Mr. Lame's stock awards and options granted under the Incentive Plan begin vesting in five equal annual installments commencing on December 21, 1999, the first anniversary of the effective date of the grant.
(6) For purposes of calculating the aggregate ownership percentage, 4,176 shares, which constitute all of the presently exercisable options under the Incentive Plan, have been added to the 404,668 shares of outstanding Common Stock as of the Record Date.

       In addition, three shareholders have notified the Company of their intent to nominate themselves to stand for election to the Board of Directors. They include John E. Imbus, Norman L. Stammer, and Stephen C. Ginn. Messrs. Imbus, Stammer and Ginn own 6,000, 450 and 2,000 shares of the Company's Common Stock, respectively, which collectively is just above 2% of the outstanding shares of the Company. YOUR BOARD URGES YOU TO RETURN ONLY MANAGEMENT'S WHITE PROXY CARD, WHICH IS ENCLOSED.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

      The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets as needed. During the year ended December 31, 1998, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Gail R. Behymer (Chair), Robert R. Keller and Curtis L. Jackson. The purpose of this committee is to provide assurance that financial disclosures made by management portray the Bank's financial condition and results of operations. The Committee also maintains a liaison with outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company met two times during 1998. The Audit Committee of the Bank met two times in 1998.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 1999 Annual Meeting consists of Curtis L. Jackson, Robert R. Keller, John C. Lame, Richard C. Harmeyer and Henry E. Brown. The Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Articles of Incorporation and Code of Regulations provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Code of Regulations and by the Exchange Act. The Nominating Committee met on November 16, 1998.

DIRECTORS' COMPENSATION

      FEE ARRANGEMENTS. Members of the Company's Board of Directors do not receive Board fees from the Company. Currently, directors of the Bank who have served as directors of the Bank for one year or more receive a retainer of $1,200 per year, plus $370 per meeting attended. The Bank maintains a Director Emeritus Program whereby retired members of the Board of Directors may serve as Director Emeritus.

      INCENTIVE PLAN. Under the Incentive Plan, each outside director as of July 21, 1997 was granted non-statutory options to purchase 1,277 shares of Common Stock, with the exception of Mr. Harmeyer, who was granted options to purchase 1,703 shares, all at an exercise price of $14.75, which was the fair market value of shares on the effective date of the grant. In addition, each outside director was awarded 426 shares of Common Stock ("Awards"), except for Mr. Harmeyer who was awarded 511 Awards. On December 21, 1998, Mr. Lame, upon his election to the Board of Directors, was granted non-statutory options to purchase 1,277 shares of Common Stock at an exercise price of $17.00, which was the fair market value of shares on the effective date of the grant. Mr. Lame was also awarded 426 shares of Common Stock. Options and Awards become exercisable in five (5) equal annual installments commencing one year from the effective date of the grant or award, as applicable. All Director Awards will immediately vest upon death and disability and a change in control of the Company or the Bank, as defined in the Incentive Plan. All options granted under the Incentive Plan expire in ten years following the date of grant. When share awards vest and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon.

      SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 1998, 1997 and 1996, the cash compensation paid by the Company or the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer ("Named Executive Officer"). No executive officers of the Company or the Bank received compensation in excess of $100,000.


--------------------------------------------------------------------------------------------------
                                                              LONG TERM COMPENSATION
                                                              ----------------------
                                ANNUAL COMPENSATION(1)                AWARDS
                         -----------------------------------------------------------
                                               OTHER        RESTRICTED  SECURITIES       ALL
                                               ANNUAL        STOCK      UNDERLYING      OTHER
NAME AND                     SALARY   BONUS  COMPENSATION    AWARDS    OPTIONS/SARS  COMPENSATION
PRINCIPAL POSITION   YEAR     ($)      ($)     ($)(2)        ($)(3)         (#)        ($)(4)
--------------------------------------------------------------------------------------------------
Virginia M. Deisch   1998  $74,250  $     -      -         $      -         -         $33,341
President, Chief     1997   68,000        -      -           37,672     8,513(6)       26,665
Executive Officer    1996   62,500    1,365      -                -         -           9,886
and Director

-----------------------------
(1) Under Annual Compensation, the column titled "Salary" does not include directors' fees.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
(3) Under the Incentive Plan, Ms. Deisch held unvested restricted stock awards for 2,043 shares of Common Stock on December 31, 1998. The stock awards granted under the Incentive Plan began vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the stock award. As of December 31, 1998, the market value of the 2,043 unvested shares was $36,263.25. All Awards become immediately vested upon death, disability or upon a change in control.
(4) Reflects 401(k) contributions from the Bank of $3,523, $686 and $2,702 for 1998, 1997 and 1996, respectively, and ESOP allocations with a market value as of December 31, 1998 of $29,818, $25,979 and $7,184 for 1998, 1997 and
     1996, respectively.
(5) Shares subject to options granted to Ms. Deisch under the Incentive Plan. All options granted under the Incentive Plan become exercisable in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the grant. All options become immediately vested upon death, disability or upon a change in control.

EMPLOYMENT AGREEMENTS

      The Bank and the Company have entered into employment agreements with Ms. Deisch (the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Executive.

      The employment agreements provide for a three-year term for the Executive. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary for Ms. Deisch is $84,250. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to her current office(s);
(ii) a material change in the Executive's functions, duties or responsibilities, such that Executive's position becomes one of lesser responsibility, importance or scope; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits or perquisites to Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of the Executive's subsequent death, her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement; PROVIDED, HOWEVER, that in the case of the Bank's agreement, the payment shall not, in the aggregate, exceed three times the average of the Executive's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement.

      Under the agreements, if voluntary (upon the trigger of one of the factors set forth above) or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control, based upon three times 1998 salary and annual bonus as reported in the Summary Compensation Table, Ms. Deisch would receive approximately $252,750 in severance payments, in addition to other cash and noncash benefits.

      Payments under the agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

      Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Ohio law.

      INCENTIVE PLAN. The Company maintains the Incentive Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officer as of December 31, 1998. Also reported is certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                         FISCAL YEAR-END OPTION/SAR VALUES
                                                              VALUE OF
                           NUMBER OF SECURITIES              UNEXERCISED
                          UNDERLYING UNEXERCISED            IN-THE-MONEY
                             OPTIONS/SARS AT               OPTIONS/SARS AT
                            FISCAL YEAR END(#)            FISCAL YEAR END($)
                         ----------------------------  ----------------------------
        NAME             EXERCISABLE/UNEXERCISABLE(1)  EXERCISABLE/UNEXERCISABLE(2)
-----------------------  ----------------------------  ----------------------------
Virginia M. Deisch....           1,703/6,810                 $5,109/$20,430

-----------------------------
(1) The options in this table have an exercise price of $14.75 and become exercisable at an annual rate of 20% beginning on the first anniversary of the effective date of the award, or July 21, 1998. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1998 was $17.75 per share.

      401(K) PLAN. In 1992, the Bank adopted the 401(k) Plan which is designed to be qualified under Section 401(k) of the Code. An employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one (1) year of service with the Bank (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer not more than 15% of his or her contribution by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank may elect to make matching contributions applicable to its 401(k) Plan equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 6% of the participant's salary.

      Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in the contributions and in the earnings thereon and in the employer's contributions. The 401(k) Plan also provides for in-service hardship distributions of elective deferrals and of employer contributions if a participant has been a participant in the 401(k) Plan for at least five years and the employer contributions have been invested in the 401(k) Plan for at least two years. Distributions from the 401(k) Plan may be made upon termination of service, disability or death in a lump sum or in annual installments.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      It is the policy of the Bank to make loans to executive officers and directors on their principal residences. The Bank's policy provides that all loans made by the Bank, including lines of credit, to its directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features; provided, however the Bank may offer loans to executive officers on terms not available to the public, but available to other full-time employees, in accordance with recently modified federal regulations. All such loans, however, did not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of December 31, 1998, four of the Bank's executive officers or directors had a total of five loans outstanding totaling approximately $611,300 in the aggregate.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 1998 were Clark, Schaefer, Hackett & Co. The Company's Board of Directors has reappointed Clark, Schaefer, Hackett & Co. to continue as independent auditors for the Bank and the Company for the year ending December 31, 1999, subject to ratification of such appointment by the shareholders.

      Representatives of Clark, Schaefer, Hackett & Co. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO., INC. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                        PROPOSAL 3. STOCKHOLDER PROPOSAL

      A stockholder has submitted the proposal set forth below. The name, address and shareholdings of the proponent will be furnished upon request to the Secretary of the Company.

      RESOLVED: That the board of directors take all reasonable steps to maximize shareholder value including sale or merger of the company.


                 STOCKHOLDER'S STATEMENT IN SUPPORT OF PROPOSAL

      We operate in a highly competitive environment in which our competitors have far greater resources than we do. Our profits, return on equity, and return on assets have been very unsatisfactory. Our market is rapidly consolidating and we should take advantage of this trend and should pursue merger before our value deteriorates.

                  OPPOSING STATEMENT OF THE LENOX BANCORP, INC.
                   BOARD OF DIRECTORS TO STOCKHOLDER PROPOSAL

THE BOARD OF DIRECTORS BELIEVES THAT THE STOCKHOLDER'S PROPOSAL IS CONTRARY TO THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND IS UNNECESSARY. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.
      -----------

      Your Board is and has been committed to enhancing shareholder value, and evaluates all opportunities to increase shareholder value. After all, the Board members and management, as a group, have beneficial ownership of more than 15% of the Company's outstanding Common Stock (See Proposal 1 - Information with Respect to the Nominees Nominated by the Nominating Committee of the Board of Directors and Continuing Directors), which strongly aligns their interests with those of the stockholders. In this regard, the Board has sought the advice of and has had presentations by investment banking specialists. For example, we consulted with an investment banker concerning the efficacy of adding another branch and analyzed the effect the addition of a new branch would have on earnings. Based on the data presented and the advice of our consultant, we negotiated for the purchase of our new branch office, which opened in October 1, 1997. The new branch office's earnings exceeded our initial projections, becoming accretive to earnings this year, one year ahead of schedule.

      These and other factors, as described in the accompanying annual report, demonstrate the Board's commitment to improve the performance of the Company and enhance shareholder value.

      The Board believes that approval of this proposal would be counter-productive to the interests of stockholders in having the value of their investment increased. Stockholder approval could send the wrong message to outside parties who might be interested in negotiating a transaction with the Company. For example, approval of the proposal could be viewed by some as an indication that the Company is under pressure to seek an acquirer and therefore may be in no position to negotiate for fair value of the Company.

      Your Board is convinced that, in order to enhance shareholder value, the most important factor is to make sure that the Bank operates in the most efficient way possible and that profits are maximized. Improved results of operations contribute to the Bank's value not only from the standpoint of long-term potential, but also in connection with any transaction in which the Company could engage.

      It is the opinion of your Board of Directors that the Company is best able to serve the interests of our stockholders if it is prepared to focus its energies on the pursuit of improved corporate performance rather than the stockholder's proposal, which could be costly and potentially detrimental to stockholder value.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "AGAINST" THE STOCKHOLDER PROPOSAL.

FOR THE REASONS STATED ABOVE, THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "AGAINST" ADOPTION OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 15, 1999. If such annual meeting is held on a date more than 30 calendar days from May 7, 1999, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

      The Code of Regulations set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Code of Regulations, the Chair of the Board, the President, or in the case of the President's absence, death or disability, the Vice-President authorized to exercise authority of the President, a majority of the Board of Directors or by the President or Secretary upon the request of the holder or holders of fifty percent of all shares outstanding. Calls for special meetings shall specify the purpose of the meeting. Unless all other Shareholders agree otherwise, no business other than that specified in the call shall be considered at any such meeting.

      The Code of Regulations provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than thirty (30) days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the fifth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                          By Order of the Board of Directors



                                          Diane P. Hunt
                                          CORPORATE SECRETARY

St. Bernard, Ohio
April __, 1999


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                  REQUESTED TO COMPLETE, DATE SIGN AND PROMPTLY
                      RETURN THE ACCOMPANYING PROXY CARD IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 REVOCABLE PROXY

                               LENOX BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 7, 1999
                             3:00 p.m. Eastern Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 7, 1999, at 3:00 p.m. Eastern Time, at the Company's administrative office, 5255 Beech Street, St. Bernard, Ohio, and at any and all adjournments thereof, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

      1. The election as directors of all nominees listed (except as marked to the contrary below).

             Virginia M. Deisch, Gail R. Behymer and Reba St. Clair

                  FOR                     VOTE WITHHELD
                  ---                     -------------
                  /_/                         /_/

      INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

--------------------------------------------------------------------------------

      2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 1999.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            /_/                       /_/                      /_/

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      3. The stockholder proposal as set forth in the proxy statement.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            /_/                       /_/                      /_/

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 14, 1999 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                 ---------------------------


                                          ----------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          ----------------------------------
                                          SIGNATURE OF SHAREHOLDER




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.